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                                                               EXHIBIT 23.01


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated May 2, 1997, included (or incorporated by reference) in Black Box Corporation's Form 10-K for the year ended March 31, 1997, and all references to our firm included in this registration statement.


                                                     /s/ Arthur Andersen LLP
                                                     -----------------------


Pittsburgh, Pennsylvania
March 16, 1998